 Exhibit 10.3

Execution version

GUARANTY

THIS GUARANTY, (this “Guaranty”) dated as of June 26, 2015, is made and given by each of the guarantors signatory hereto and any other Person that becomes a party hereto after the date hereof (each, a “Guarantor” and collectively the “Guarantors”), in favor of NEVADA STATE BANK, a Nevada state banking corporation (the “Lender”).

RECITALS

A.           Gaming Partners International Corporation, a Nevada corporation (the “Borrower”) and the Lender have entered into a Credit Agreement dated as of the date hereof (as amended, supplemented, extended, restated or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) pursuant to which the Lender has agreed, among other things, to extend to the Borrower certain credit accommodations.

B.           It is a condition precedent to the obligation of the Lender to extend credit accommodations pursuant to the terms of the Credit Agreement that the Guarantors execute and deliver this Guaranty.

C.           The Guarantors expect to derive benefits from the extension of credit accommodations to the Borrower by the Lender and find it advantageous, desirable and in their best interests to execute and deliver this Guaranty to the Lender.

NOW, THEREFORE, in consideration of the credit accommodations to be extended to the Borrower by the Lender and for other good and valuable consideration, the Guarantors hereby covenant and agree with the Lender as follows:

Section 1.            Defined Terms. Unless otherwise defined herein, all capitalized terms used in this Guaranty shall have the meaning given to such term in the Credit Agreement. As used in this Guaranty, the following terms shall have the meaning indicated:

“Borrower” shall have the meaning indicated in Recital A.

“Credit Agreement” shall have the meaning indicated in Recital A.

“Guarantor” and “Guarantors” shall have the meaning indicated in the opening paragraph hereof.

“Guaranty” shall have the meaning indicated in the opening paragraph hereof.

“Lender” shall have the meaning indicated in the opening paragraph hereof.

“Obligations” shall mean all “Obligations” as defined in the Credit Agreement including all indebtedness, liabilities and obligations of the Borrower to the Lender of every kind, nature or description under the Credit Agreement, including the Borrower’s obligation on any promissory note or notes under the Credit Agreement and any note or notes hereafter issued in substitution or replacement thereof and under the Loan Documents in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred; provided that the Obligations shall exclude all Excluded Swap Obligations.

“Qualified ECP Guarantor” shall mean, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 2.           The Guaranty.

2(a)      Subject at all times to the following subsection 2(b), each Guarantor, jointly and severally, hereby absolutely and unconditionally guarantees to the Lender, the payment when due (whether at a stated maturity or earlier by reason of acceleration or otherwise) and performance of the Obligations.

2(b)      As used in this subsection: (i) “Applicable Insolvency Laws” means the laws of any Governmental Authority relating to bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U.S.C. § 547, § 548 § 550 and other “avoidance” provisions of Title 11 of the United States Code) as applicable in any proceeding in which the validity and/or enforceability of this Guaranty or any Specified Lien is in issue; and (ii) “Specified Lien” means any security interest, mortgage, lien or encumbrance securing this Guaranty, in whole or in part. Notwithstanding any other provision of this Guaranty, if, in any proceeding, a court of competent jurisdiction determines that this Guaranty or any Specified Lien would, but for the operation of this Section, as to any Guarantor, be subject to avoidance and/or recovery or be unenforceable by reason of Applicable Insolvency Laws, this Guaranty and each such Specified Lien shall, as to such Guarantor, be valid and enforceable only to the maximum extent that would not cause this Guaranty or such Specified Lien to be subject to avoidance, recovery or unenforceability. To the extent that any payment to, or realization by, the Lender on the guaranteed Obligations exceeds the limitations of this Section or is otherwise subject to avoidance and recovery in any such proceeding, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment or realization exceeds such limitation, and this Guaranty as limited shall in all events remain in full force and effect and be fully enforceable against the relevant Guarantor. This Section is intended solely to reserve the rights of the Lender hereunder against each Guarantor in such proceeding to the maximum extent permitted by Applicable Insolvency Laws and no Guarantor, the Borrower nor any other guarantor of the Obligations nor any Person shall have any right, claim or defense under this Section that would not otherwise be available under Applicable Insolvency Laws in such proceeding.

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Section 3.           Continuing Guaranty. This Guaranty is an absolute, unconditional and continuing guaranty of payment and performance of the Obligations (other than inchoate indemnity obligations), and none of the obligations of any Guarantor hereunder shall be released, in whole or in part, by any action or thing that might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, other than irrevocable payment and performance in full of the Obligations. No notice of the Obligations to which this Guaranty may apply, or of any renewal or extension thereof, need be given to any Guarantor and none of the foregoing acts shall release any Guarantor from liability hereunder. Each Guarantor hereby expressly waives: (a) demand of payment, presentment, protest, notice of dishonor, nonpayment or nonperformance on any and all forms of the Obligations; (b) notice of acceptance of this Guaranty and notice of any liability to which it may apply; (c) all other notices and demands of any kind and description relating to the Obligations now or hereafter provided for by any agreement, statute, law, rule or regulation; and (d) any and all defenses of the Borrower pertaining to the Obligations except for the defense of discharge by payment. No Guarantor shall be exonerated with respect to such Guarantor’s liabilities under this Guaranty by any act or thing except irrevocable payment and performance of the Obligations, it being the purpose and intent of this Guaranty that the Obligations constitute the direct and primary obligations of each Guarantor and that the covenants, agreements and all obligations of each Guarantor hereunder be absolute, unconditional and irrevocable. Each Guarantor shall be and shall remain liable for any deficiency remaining after foreclosure of any mortgage, deed of trust or security agreement securing all or any part of the Obligations, whether or not the liability of the Borrower or any other Person for such deficiency is discharged pursuant to statute, judicial decision or otherwise. The acceptance of this Guaranty by the Lender is not intended, and does not, release any liability previously existing of any guarantor or surety of any indebtedness of the Borrower to the Lender.

Section 4.           Other Transactions. The Lender is expressly authorized without notice to or the consent of any Guarantor (a) to exchange, surrender or release with or without consideration any or all collateral and security which may at any time be placed with it by the Borrower or by any other Person, or to forward or deliver any or all such collateral and security directly to the Borrower for collection and remittance or for credit, or to collect the same in any other manner without notice to any Guarantor and (b) to amend, modify, extend or supplement any Loan Document or any part thereof and any other agreement with respect to the Obligations, waive compliance by the Borrower or any other Person with the respective terms thereof and settle or compromise any of the Obligations without notice to any Guarantor and without in any manner affecting the absolute liabilities of any Guarantor hereunder. No invalidity, irregularity or unenforceability of all or any part of the Obligations or of any security therefor or other recourse with respect thereto shall affect, impair or be a defense to this Guaranty. The liabilities of each Guarantor hereunder shall not be affected or impaired by any failure, delay, neglect or omission on the part of the Lender to realize upon any of the Obligations, or upon any collateral or security for any or all of the Obligations, nor by the taking by the Lender of (or the failure to take) any other guaranty or guaranties to secure the Obligations, nor by the taking by the Lender of (or the failure to take or the failure to perfect its security interest in or other lien on) collateral or security of any kind. No act or omission of the Lender, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of, any Guarantor shall affect or impair the obligations of the Guarantors hereunder. Each Guarantor acknowledges that this Guaranty is in effect and binding without reference to whether this Guaranty is signed by any other Person or Persons, that possession of this Guaranty by the Lender shall be conclusive evidence of due delivery hereof by such Guarantor and that this Guaranty shall continue in full force and effect, both as to the Obligations then existing and/or thereafter created, notwithstanding the release of or extension of time to any other guarantor of the Obligations or any part thereof.

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Section 5.           Actions Not Required; Waiver. Each Guarantor hereby waives any and all right to cause a marshalling of the assets of the Borrower or any other action by any court or other Governmental Authority with respect thereto or to cause the Lender to proceed against any security for the Obligations or any other recourse that the Lender may have with respect thereto and further waives any and all requirements that the Lender institute any action or proceeding at law or in equity, or obtain any judgment, against the Borrower or any other Person, or with respect to any collateral security for the Obligations, as a condition precedent to making demand on or bringing an action or obtaining and/or enforcing a judgment against such Guarantor upon this Guaranty. To the extent permitted by law, each Guarantor hereby waives and relinquishes all rights and remedies accorded by applicable law to guarantors and agrees not to assert or take advantage of any such rights or remedies, including, without limitation, any right provided the Nevada one-action rule, by NRS 40.430 et seq., in effect from time to time. Each Guarantor further acknowledges that time is of the essence with respect to such Guarantor’s obligations under this Guaranty. Any remedy or right hereby granted that shall be found to be unenforceable as to any Person or under any circumstance, for any reason, shall in no way limit or prevent the enforcement of such remedy or right as to any other Person or circumstance, nor shall such unenforceability limit or prevent enforcement of any other remedy or right hereby granted.

Section 6.           Deferral of Subrogation. Until the Obligations have been indefeasibly paid in full (other than inchoate indemnity obligations) and all obligations of the Lender to extend credit accommodations to the Borrower have expired or have been terminated, each Guarantor waives all rights of subrogation to any of the rights of the Lender against the Borrower or any other Person liable for payment of any of the Obligations or any collateral security or guaranty or right of offset held by the Lender for the payment of the Obligations, and such Guarantor waives all rights to seek any recourse to or contribution or reimbursement from the Borrower or any other Person liable for payment of any of the Obligations in respect of payments made by such Guarantor hereunder.

Section 7.           Application of Payments. Any and all payments upon the Obligations made by any Guarantor or by any other Person, and/or the proceeds of any or all collateral or security for any of the Obligations, may be applied by the Lender on such items of the Obligations as the Lender may elect to the extent provided in the Credit Agreement or other Loan Documents; provided, however, that, notwithstanding anything to the contrary set forth above, Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from the Borrower and the other Guarantors to preserve the allocation to Obligations otherwise set forth above in this Section.

Section 8.           Recovery of Payment. If any payment received by the Lender and applied to the Obligations is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Obligations as fully as if such application had never been made. References in this Guaranty to amounts “irrevocably paid” or to “irrevocable payment” refer to payments that cannot be set aside, recovered, rescinded or required to be returned for any reason.

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Section 9.           Borrower’s Financial Condition. Each Guarantor is familiar with the financial condition of the Borrower, and each Guarantor has executed and delivered this Guaranty based on such Guarantor’s own judgment and not in reliance upon any statement or representation of the Lender. The Lender shall have no obligation to provide any Guarantor with any advice whatsoever or to inform any Guarantor at any time of the Lender’s actions, evaluations or conclusions on the financial condition or any other matter concerning the Borrower.

Section 10.           Remedies. All remedies afforded to the Lender by reason of this Guaranty are separate and cumulative remedies and it is agreed that no one of such remedies, whether or not exercised by the Lender, shall be deemed to be in exclusion of any of the other remedies available to the Lender and no one of such remedies shall in any way limit or prejudice any other legal or equitable remedy that the Lender may have hereunder and with respect to the Obligations. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Lender.

Section 11.           Bankruptcy of the Borrower. Each Guarantor expressly agrees that the liabilities and obligations of such Guarantor under this Guaranty shall not in any way be impaired or otherwise affected by the institution by or against the Borrower or any other Person (other than such Guarantor) of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for the relief of debtors and that any discharge of any of the Obligations pursuant to any such bankruptcy or similar law or other law shall not diminish, discharge or otherwise affect in any way the obligations of such Guarantor under this Guaranty, and that upon the institution of any of the above actions, such obligations shall be enforceable against such Guarantor.

Section 12.           Costs and Expenses. The Guarantors jointly and severally agree to pay or reimburse the Lender on demand for all reasonable and documented fees and out-of-pocket expenses (including in each case all reasonable documented fees and expenses of counsel of the Lender) incurred by the Lender arising out of or in connection with the enforcement of this Guaranty against the Guarantors or arising out of or in connection with any failure of any Guarantor to fully and timely perform the obligations of such Guarantor hereunder.

Section 13.           Waivers and Amendments. This Guaranty can be waived, modified, amended, terminated or discharged only explicitly in a writing signed by the Lender and the Guarantors. A waiver so signed shall be effective only in the specific instance and for the specific purpose given.

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Section 14.           Notices. Any notice or other communication to any party in connection with this Guaranty shall be in writing and shall be sent by manual delivery, facsimile or other electronic transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by facsimile or other electronic transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

Section 15.           Guarantor Acknowledgements. Each Guarantor hereby acknowledges that (a) counsel has advised the Guarantors in the negotiation, execution and delivery of this Guaranty, (b) the Lender has no fiduciary relationship to the Guarantors, the relationship being solely that of obligor and creditor, and (c) no joint venture exists between the Guarantors and the Lender.

Section 16.           Representations and Warranties. Each Guarantor hereby represents and warrants to the Lender that it is a corporation, limited liability company, or limited partnership, as applicable, organized, validly existing and in good standing under the laws of its state of organization or formation, as applicable, and has the power, authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged. Each Guarantor further represents and warrants to the Lender that:

16(a)      It has the power, authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary action required by its form of organization to authorize such execution, delivery and performance.

16(b)      This Guaranty constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

16(c)      The execution, delivery and performance of this Guaranty will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority applicable to it, (ii) violate or contravene any provision of its Constituent Documents, or (iii) except as disclosed in the Credit Agreement, result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which it is a party or by which it or any of its properties may be bound or result in the creation of any lien thereunder except in each case of any such breach or default under this clause (iii) as would not reasonably be expected to have a Material Adverse Occurrence. It is not in default under or in violation of any such law, statute, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation would reasonably be expected to cause a Material Adverse Occurrence.

16(d)     No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority is required on its part to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Guaranty.

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16(e)     There are no actions, suits or proceedings pending or, to its knowledge, threatened against or affecting it or any of its properties before any Governmental Authority that could reasonably be expected to cause a Material Adverse Occurrence.

16(f)      It expects to derive benefits from the transactions resulting in the creation of the Obligations. The Lender may rely conclusively on the continuing warranty, hereby made, that such Guarantor continues to be benefited by the Lender’s extension of credit accommodations to the Borrower and the Lender shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty and the Loan Documents shall be effective and enforceable by the Lender without regard to the receipt, nature or value of any such benefits.

16(g)     It is an “eligible contract participant” as defined in the Commodity Exchange Act and such representation is deemed to be made as of the date of the execution of this Guaranty and on each day that the Borrower enters into a swap (within the meaning of Section 1(a)(47) of the Commodity Exchange Act).

Section 17.           Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by the Borrower and each other Guarantor to honor all of its Obligations in respect of all Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 17 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 17, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 17 shall remain in full force and effect until irrevocable payment in full of the Obligations (other than any inchoate indemnity obligations that survive the termination of the Credit Agreement and the other Loan Documents) and the expiration of the obligations, if any, of the Lender to extend credit accommodations to the Borrower. Each Qualified ECP Guarantor intends that this Section 17 constitute, and this Section 17 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of the Borrower and each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. Notwithstanding anything herein to the contrary, if a Guarantor or a Swap Counterparty makes a written representation to the Lender in connection with a Guaranty, a swap, or any master agreement governing a swap to the effect that such Guarantor is or will be an “eligible contract participant” as defined in the Commodity Exchange Act on the date the Guaranty becomes effective with respect to such swap (this date shall be the date of the execution of the swap if the corresponding Guaranty is then in effect, and otherwise it shall be the date of execution and delivery of such Guaranty unless the Guaranty specifies a subsequent effective date), and such representation proves to have been incorrect when made or deemed to have been made, the Lender reserves all of its contractual and other rights and remedies, at law or in equity, including (to the extent permitted by applicable law) the right to claim, and pursue a separate cause of action, for actual, out of pocket damages as a result of such misrepresentation, provided that such Guarantor’s liability for such damages shall not exceed the amount of the Excluded Swap Obligations with respect to such swap.

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Section 18.           Continuing Guaranty. This Guaranty shall (a) remain in full force and effect until irrevocable payment in full of the Obligations (other than inchoate indemnity obligations) and the expiration of the obligations, if any, of the Lender to extend credit accommodations to the Borrower, (b) be binding upon each Guarantor and its successors and assigns and (c) inure to the benefit of, and be enforceable by, the Lender and its successors, transferees, and assigns. Without limiting the generality of the foregoing clause (c), the Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Persons to the extent and in the manner provided in the Credit Agreement and may similarly transfer all or any portion of its rights under this Guaranty to such Persons.

Section 19.           Reaffirmation. Each Guarantor agrees that when so reasonably requested by the Lender from time to time it will promptly execute and deliver to the Lender a written reaffirmation of this Guaranty in such form as the Lender may reasonably require.

Section 20.           Revocation. Notwithstanding any other provision hereof, a Guarantor may revoke this Guaranty as to such Guarantor prospectively as to future transactions by written notice to that effect actually received by the Lender. No such revocation shall release, impair or affect in any manner any liability hereunder with respect to Obligations created, contracted, assumed or incurred prior to receipt by the Lender of written notice of revocation, or Obligations created, contracted, assumed or incurred after receipt of such notice pursuant to any contract entered into by the Lender prior to receipt of such notice, or any renewals or extensions thereof, theretofore or thereafter made, or any interest accrued or accruing on such Obligations, or all other costs, expenses and reasonable attorneys’ fees arising from such Obligations.

Section 21.           Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEVADA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. Whenever possible, each provision of this Guaranty and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto.

Section 22.           Consent to Jurisdiction. EXCEPT AS SET FORTH IN SECTION 23, AT THE OPTION OF THE LENDER, THIS GUARANTY MAY BE ENFORCED IN ANY FEDERAL COURT OR STATE COURT SITTING IN CLARK COUNTY, NEVADA; AND EACH OF THE PARTIES HERETO CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT A GUARANTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTY, THE LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

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Section 23.           Waiver of Jury Trial; Arbitration; Class Action Waiver. This Section contains a jury waiver, arbitration clause, and a class action waiver. READ IT CAREFULLY.

23(a)     Jury Trial Waiver. The Guarantor each waive their respective rights to a trial before a jury in connection with any Dispute (as “Dispute” is hereinafter defined), and Disputes shall be resolved by a judge sitting without a jury. If a court determines that this provision is not enforceable for any reason and at any time prior to trial of the Dispute, but not later than 30 days after entry of the order determining this provision is unenforceable, any party shall be entitled to move the court for an order compelling arbitration and staying or dismissing such litigation pending arbitration (“Arbitration Order”).

23(b)     Arbitration. If a claim, dispute, or controversy arises with respect to this Guaranty or the other Loan Documents, or any other agreement or business relationship between the parties hereto whether or not related to the subject matter of this Guaranty (all of the foregoing, a “Dispute”), and only if a jury trial waiver is not permitted by applicable law or ruling by a court, either party may require that the Dispute be resolved by binding arbitration before a single arbitrator at the request of any party.  By agreeing to arbitrate a Dispute, each party gives up any right that party may have to a jury trial, as well as other rights that party would have in court that are not available or are more limited in arbitration, such as the rights to discovery and to appeal.

Arbitration shall be commenced by filing a petition with, and in accordance with the applicable arbitration rules of, JAMS or National Arbitration Forum (“Administrator”) as selected by the initiating party.  If the parties agree, arbitration may be commenced by appointment of a licensed attorney who is selected by the parties and who agrees to conduct the arbitration without an Administrator.  Disputes include matters (i) relating to a deposit account, application for or denial of credit, enforcement of any of the obligations we have to each other, compliance with applicable laws and/or regulations, performance or services provided under any agreement by any party, (ii) based on or arising from an alleged tort, or (iii) involving either party’s employees, agents, affiliates, or assigns of a party.  However, Disputes do not include the validity, enforceability, meaning, or scope of this arbitration provision and such matters may be determined only by a court.  If a third party is a party to a Dispute, each party will consent to including the third party in the arbitration proceeding for resolving the Dispute with the third party.  Venue for the arbitration proceeding shall be at a location determined by mutual agreement of the parties or, if no agreement, in Las Vegas, Nevada.

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After entry of an arbitration order, the non-moving party shall commence arbitration.  The moving party shall, at its discretion, also be entitled to commence arbitration but is under no obligation to do so, and the moving party shall not in any way be adversely prejudiced by electing not to commence arbitration.  The arbitrator: (i) will hear and rule on appropriate dispositive motions for judgment on the pleadings, for failure to state a claim, or for full or partial summary judgment; (ii) will render a decision and any award applying applicable law;  (iii) will give effect to any limitations period in determining any Dispute or defense; (iv) shall enforce the doctrines of compulsory counterclaim, res judicata, and collateral estoppel, if applicable; (v) with regard to motions and the arbitration hearing, shall apply rules of evidence governing civil cases; and (vi) will apply the law of the state specified in the agreement giving rise to the Dispute.  Filing of a petition for arbitration shall not prevent any party from (i) seeking and obtaining from a court of competent jurisdiction (notwithstanding ongoing arbitration) provisional or ancillary remedies including but not limited to injunctive relief, property preservation orders, foreclosure, eviction, attachment, replevin, garnishment, and/or the appointment of a receiver, (ii) pursuing non-judicial foreclosure, or (iii) availing itself of any self-help remedies such as setoff and repossession.  The exercise of such rights shall not constitute a waiver of the right to submit any Dispute to arbitration.

Judgment upon an arbitration award may be entered in any court having jurisdiction except that, if the arbitration award exceeds $4,000,000, any party shall be entitled to a de novo appeal of the award before a panel of three arbitrators.  To allow for such appeal, if the award (including Administrator, arbitrator, and attorney’s fees and costs) exceeds $4,000,000, the arbitrator will issue a written, reasoned decision supporting the award, including a statement of authority and its application to the Dispute.  A request for de novo appeal must be filed with the arbitrator within 30 days following the date of the arbitration award; if such a request is not made within that time period, the arbitration decision shall become final and binding.  On appeal, the arbitrators shall review the award de novo, meaning that they shall reach their own findings of fact and conclusions of law rather than deferring in any manner to the original arbitrator.  Appeal of an arbitration award shall be pursuant to the rules of the Administrator or, if the Administrator has no such rules, then the JAMS arbitration appellate rules shall apply.

Arbitration under this provision concerns a transaction involving interstate commerce and shall be governed by the Federal Arbitration Act, 9 U.S.C. § 1 et seq.  This arbitration provision shall survive any termination, amendment, or expiration of this Guaranty.  If the terms of this provision vary from the Administrator’s rules, this arbitration provision shall control.

23(c)     Class Action Waiver. the GUARANTORS EACH waive the right to Litigate in court or arbitrate any claim or Dispute as a class action, either as a member of a class or as a representative, or to act as a private attorney general.

23(d)     Reliance.  Each party (i) certifies that no one has represented to such party that the other party would not seek to enforce jury and class action waivers in the event of suit, and (ii) acknowledges that it and the other party have been induced to enter into this Guaranty by, among other things, the mutual waivers, agreements, and certifications in this Section.

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Section 24.           Counterparts. This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

Section 25.           General. All representations and warranties contained in this Guaranty or in any other agreement between a Guarantor and the Lender shall survive the execution, delivery and performance of this Guaranty and the creation and payment of the Obligations. Captions in this Guaranty are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Guaranty.

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IN WITNESS WHEREOF, each of the undersigned has executed this Guaranty as of the date first above written.

GAMING PARTNERS INTERNATIONAL USA, INC.

By:
Name: Gregory S. Gronau
Title: President

GAMING PARTNERS INTERNATIONAL ASIA LIMITED

By:
Name: Gregory S. Gronau
Title: Director

Address for Guarantors:

Address for the Grantors:
Gaming Partners International Corporation

1700 South Industrial Road

Las Vegas, NV 89102

Fax: 702-598-2494

Gaming Partners International Asia Limited

Alameda Dr. Carlos D’ Assumpcao No. 180

Tong Nam Ah Central Comercio 19 Andar K,L,M,

Macau S.A.R.

F: +853 2872 2630

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Guaranty

Accepted and acknowledged by:

NEVADA STATE BANK,
as Lender

By:
Name: Jamie Gazza
Title: Vice President

Address for Lender:
750 E. Warm Springs Rd., 4th Floor

Las Vegas, NV 89119

Fax: (702) 914-4556

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Guaranty